Georgetowne Long/Short Fund

A series of the

Georgetowne Funds

Supplement to Prospectus
Dated September 10, 2004

The following information replaces the second paragraph of the “INVESTMENT ADVISER” section of the Prospectus dated December 30, 2003:

Paul K. Hoffmeister is responsible for the overall strategic and day-to-day management of the Fund’s portfolio and the Fund’s administration.  Mr. Hoffmeister additionally acts as Director of Market Strategy for Polyconomics, performing sector analysis based on supply-side economic principles.  Mr. Hoffmeister also acts as an operations supervisor for the office of Dr. Jana Hoffmeister MD.  Between March 2004 and August 2004, Mr. Hoffmeister acted as a trader with QuietLight Securities, LLC.  His duties with QuietLight Securities included trading options and futures contracts on the KOSPI 200 Index on behalf of QuietLight Securities on the Korean Stock Exchange.  Mr. Hoffmeister has a B.S.B.A. degree in finance and accounting from Georgetown University in Washington, DC.  (The Georgetowne Funds and The Georgetowne Fund Management Corporation are NOT affiliated with Georgetown University.)  Between September 1997 and December 1997, Mr. Hoffmeister was an intern at the White House within the Department of Intergovernmental Affairs. Additionally, between June 1999 and September 1999, he was an intern at the Council of Economic Advisers.  Prior to forming the adviser and Georgetowne Funds, Mr. Hoffmeister was an assistant trader from 2000 to 2001, and a trader from 2001 to 2002, for Quietlight Securities, trading S&P 500 futures and options contracts at the Chicago Mercantile Exchange.

The following information supplements the section of the Prospectus titled “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS”.

Emerging Markets.  To the extent of the Fund’s investments in ADR’s, the Georgetowne Long/Short Fund may invest a substantial portion of its assets in emerging market securities.  The risks for foreign securities, including the risks of fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency, as well as less share liquidity and greater share volatility, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations.  These securities markets are sometimes referred to as “emerging markets.”  Investments in securities of issuers located in such countries are speculative and subject to certain special risks.  The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Some countries have inhibited the conversion of their currency to another.  The currencies of certain emerging market countries have recently experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s investments in assets denominated in such currencies.  There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another.  As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Continued inflation may adversely affect the economies and securities markets of such countries.  In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries.  Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE